THE LAZARD FUNDS, INC.

Lazard International Realty Equity Portfolio

Supplement to Prospectus dated May 1, 2013

The Portfolio's name has been changed to "Lazard Global Realty Equity Portfolio."

The following information replaces any contrary information contained in the Prospectus:

Summary Section—Fees and Expenses

	Institutional Shares	Open Shares
Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less	1.00%	1.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.90%	.90%
Distribution and Service (12b-1) Fees	None	.25%
Other Expenses	4.94%	4.98%
Total Annual Portfolio Operating Expenses	5.84%	6.13%
Fee Waiver and Expense Reimbursement*	4.69%	4.68%
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement*	1.15%	1.45%

* Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2016, to the extent Total Annual Portfolio Operating Expenses exceed 1.15% and 1.45% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of "Acquired Funds" and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Summary Section—Example

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$121	$369	$1,666	$4,814
Open Shares	$152	$463	$1,808	$5,041

Summary Section—Principal Investment Strategies

The first paragraph is replaced with the following:

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities (including common, convertible and preferred stocks) of Realty Companies (defined below), as well as certain synthetic instruments relating to Realty Companies. Such synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments in Realty Companies and may include depositary receipts, including ADRs, GDRs, and European Depositary Receipts, warrants, rights, options and shares of ETFs. The Portfolio's investments in non-US companies may include securities of companies whose principal business activities are located in emerging market countries.

In addition, under normal market conditions the Portfolio will invest significantly (at least 40%–unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in Realty Companies organized or located outside the US or doing a substantial amount of business outside the US or securities of Realty Companies denominated in a foreign currency. The Investment Manager will allocate the Portfolio's assets among various regions and countries, including the United States (but in no less than three different countries).

The sixth paragraph is replaced with the following:

The Portfolio also may invest up to 20% of its assets in equity and fixed income securities and instruments of companies or entities (which need not be Realty Companies), including, but not limited to, other investment companies and collective investment funds.

Summary Section––Performance Bar Chart and Table––Average Annual Total Returns

The table is replaced with the following:

As of August 15, 2013, the Portfolio changed its name from “Lazard International Realty Equity Portfolio” and compares its performance to the FTSE EPRA/NAREIT Global Total Return Index to reflect its change to a global investment strategy.

	Inception Date	1 Year	Life of Portfolio
Open Shares	12/31/08
Returns Before Taxes		44.81%	24.84%
Returns After Taxes on Distributions		43.16%	21.91%
Returns After Taxes on Distributions and Sale of Portfolio Shares		29.33%	20.35%
Institutional Shares (Returns Before Taxes)	9/26/11	45.14%	34.34%
FTSE EPRA/NAREIT Global ex-US Index		38.98%	18.58%
(reflects no deduction for fees, expenses or taxes)			(Open) 31.12% (Institutional)
FTSE EPRA/NAREIT Global Total Return Index (reflects no deductions for fees, expenses or taxes)		28.98%	18.46% (Open) 28.12% (Institutional)

Fund Management—Investment Manager

The Investment Manager has a contractual agreement to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2016, to the extent Total Annual Portfolio Operating Expenses exceed the amounts shown below (expressed as a percentage of the average daily net assets of the Portfolio's Institutional Shares and Open Shares), exclusive of taxes, brokerage, interest on borrowings, fees and expenses of "Acquired Funds" and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Name of Portfolio	Institutional Shares	Open Shares
Global Realty Equity Portfolio	1.15%	1.45%

Fund Management—Portfolio Management

Global Realty Equity Portfolio—Jay P. Leupp, David R. Ronco and Antony Knep

*          *          *

The following information is added to the Prospectus:

Summary Section—Management

Portfolio Manager/Analysts

Antony Knep, portfolio manager/analyst on the Investment Manager's Global Real Estate Securities team, has been with the Portfolio since August 2013.

Fund Management—Biographical Information of Principal Portfolio Managers

Antony Knep, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager's Global Real Estate Securities team. Prior to joining the Investment Manager in 2012, Mr. Knep was a portfolio manager at AEW Global Advisors. Prior to that he was with BT Funds Management, Deutsche Bank AG, BBY Limited, Richard Ellis International, Schroders Australia Limited and Perpetual Trustee Australia Ltd.

Dated: August 15, 2013